                                                                    EXHIBIT 10.1

                                                                  Execution Copy

                        FINANCIAL ASSET SECURITIES CORP.


              REVOLVING HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
                                 Series 1996-1

                                 -------------

                              Class A and Class S


                             UNDERWRITING AGREEMENT



                                                              New York, New York
                                                               December 26, 1996

Greenwich Capital Markets Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Dear Sirs:

   Financial Asset Securities Corp., a Delaware corporation (the "Company"),
                                                                  -------
proposes to sell to you its Home Equity Loan Asset-Backed Certificates in the series and classes, in the respective original principal amounts and with the designations set forth in Schedule I hereto (the "Designated Certificates").
                                                  -----------------------
Only the Designated Certificates are being purchased by you hereunder. The Designated Certificates, together with the other classes of certificates set forth on Schedule I hereto (collectively, the "Certificates"), will be issued by
                                               ------------
the Company pursuant to a Pooling and Servicing Agreement (the "Pooling and
                                                                -----------
Servicing Agreement"), dated as of December 1, 1996, among the Company, as
-------------------
depositor, Headlands Mortgage Company, as seller and servicer ("Seller"),
                                                                ------
Headlands Mortgage L.L.C. (the "Transferor") and The First National Bank of Chicago, as trustee (the "Trustee"). Each Certificate will evidence the
                          -------
holder's beneficial ownership in a trust fund (the "Trust Fund"), created
                                                    ----------
pursuant to the Pooling and Servicing Agreement, and consisting primarily of a pool (the "Pool") of adjustable rate home equity revolving credit line loans and
           ----
certain fixed-rate closed-end loans made or to be made in the future (the "Mortgage Loans") secured by either first or second deeds of trust or mortgages
---------------
on residential properties (or, in certain limited cases, mixed-use properties) that are primarily one- to four-family properties (each, a "Mortgaged
                                                            ---------
Property"), the collections in respect of such Mortgage Loans and certain other property relating to such Mortgage Loans. The Designated Certificates are described more fully in Schedule I hereto and in a prospectus supplement furnished to you by the Company.

   Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

   1.   Representations and Warranties.  The Company represents and warrants to,
        ------------------------------
and agrees with, you that:

        (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the file number of
           ----------
     which is set forth in Schedule I hereto) for the registration of Asset-Backed Securities, issuable in series under the Securities Act of 1933, as amended (the "1933 Act"), which registration statement was declared
                   --------
     effective on the date set forth in Schedule I hereto and copies of which have heretofore been delivered to you. The Company meets the requirements for use of Form S-3 under the 1933 Act, and such registration statement, as amended at the date hereof, meets the requirements set forth in Rule 415(a)(1)(x) under the 1933 Act and complies in all other material respects with the 1933 Act and the rules and regulations thereunder. The Company proposes to file with the Commission, with your consent, pursuant to Rule 424 under the 1933 Act, a supplement to the form of prospectus included in such registration statement relating to the Designated Certificates and the plan of distribution thereof, and has previously advised you of all further information (financial and other) with respect to the Certificates and the Mortgage Pool to be set forth therein. Such registration statement, including all exhibits thereto, as amended at the date hereof, is referred to herein as the "Registration Statement"; such prospectus in the form in
                       ----------------------
     which it appears in the Registration Statement is referred to herein as the "Basic Prospectus" (except that if the prospectus filed by the Company
      ----------------
     pursuant to Rule 424(b) under the 1933 Act differs from the prospectus on file at the time the Registration Statement became effective, the term "Basic Prospectus" shall refer to such Rule 424(b) prospectus from and
     -----------------
     after the time it is mailed to the Commission for filing); such form of prospectus supplemented by the prospectus supplement (the "Prospectus
                                                                ----------
     Supplement") relating to the Designated Certificates, in the form in which
     ----------
     it shall be first filed with the Commission pursuant to Rule 424(b) under the 1933 Act (including the Basic Prospectus as so supplemented), is referred to herein as the "Final Prospectus".
                                ----------------

        (b) As of the date hereof, as of the date on which the Final Prospectus is first filed pursuant to Rule 424 under the 1933 Act, as of the date on which, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective, as of the date on which any supplement to the Final Prospectus is filed with the Commission, and at the Closing Date, (i) the Registration

     Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, complies and will comply as to form in all material respects with the applicable requirements of the 1933 Act and the rules and regulations thereunder, (ii) the Registration Statement, as amended as of any such time, does not contain and will not contain any untrue statement of a material fact and does not omit and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (iii) the Final Prospectus, as amended or supplemented as of any such time, does not contain and will not contain any untrue statement of a material fact and does not omit and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties
     --------  -------
     as to statements contained in or omitted from the Registration Statement or the Final Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with information furnished in writing to the Company by you specifically for use in the Registration Statement and the Final Prospectus.

        (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, has full power and authority (corporate and other) necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement, the Pooling and Servicing Agreement and the Indemnification Agreement dated as of December 26, 1996 (the "Indemnification Agreement") between the Company, Capital
                    -------------------------
     Markets Assurance Corporation, the Transferor, the Seller and you.

        (d) As of the Date hereof, as of the date on which the Final Prospectus is first filed pursuant to Rule 424 under the 1933 Act, as of the date on which, prior to the Closing Date, any amendment to the Registration Statement becomes effective, as of the date on which any supplement to the Final Prospectus is filed with the Commission, and as of the Closing Date, there has not and will not have been (i) any request by the Commission for any further amendment to the Registration Statement or the Final Prospectus or for any additional information, (ii) any issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose or (iii) any notification with respect to the suspension of the qualification of the Certificates for sale in any jurisdiction or any initiation or threat of any proceeding for such purpose.

        (e) This Agreement has been duly authorized, executed and delivered by the Company.

        (f) The Pooling and Servicing Agreement, when executed and delivered as contemplated hereby and thereby, will have been duly authorized, executed and delivered by the Company, and when so executed and delivered, will constitute a legal, valid, binding and enforceable agreement of the Company, subject, as to enforceability, to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and (ii) general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

        (g) The Indemnification and Contribution Agreement, when executed and delivered as contemplated hereby and thereby, will have been duly authorized, executed and delivered by the Company, and when so executed and delivered, will constitute a legal, valid, binding and enforceable agreement of the Company, except insofar as the indemnification provisions therein may be limited by applicable law.

        (h) As of the Closing Date, the Designated Certificates and the Pooling and Servicing Agreement will conform in all material respects to the respective descriptions thereof contained in the Final Prospectus. As of the Closing Date, the Designated Certificates will be duly and validly authorized and, when duly and validly executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement and delivered to you against payment therefor as provided herein, will be duly and validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement. The Designated Certificates will not be "mortgage related securities," as such term is defined in the singular in the Securities Exchange Act of 1934, as amended (the "1934 Act").
                                                       --------

        (i) As of the Closing Date, each of the Mortgage Loans will meet the criteria for selection described in the Final Prospectus, and on the Closing Date the representations and warranties of the Company with respect to the Mortgage Loans contained in the Pooling and Servicing Agreement will be true and correct.

        (j) The Company is not in violation of its certificate of incorporation or by-laws or in default under any agreement, indenture or instrument the effect of which violation or default would be material to the Company. Neither the issuance and sale of the Designated Certificates, nor the execution and delivery by the Company of this Agreement, the Pooling and Servicing Agreement or the Indemnification and Contribution Agreement, nor the consummation by the Company of any of the transactions herein or therein contemplated, nor compliance by the Company with the provisions hereof or thereof, does or will conflict with or result in a breach of any term or provision of the certificate of incorporation or by-laws of the Company or conflict with, result in a breach, violation or acceleration of, or constitute a default under, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound, or any statute, order or regulation applicable to the Company of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company. The Company is not a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it that materially and adversely affects, or may in the future materially and adversely affect, (i) the ability of the Company to perform its obligations under this Agreement, the Pooling and Servicing Agreement or the Indemnification and Contribution Agreement or (ii) the business, operations, financial conditions, properties or assets of the Company.

        (k) There are no actions or proceedings against, or investigations of, the Company pending, or, to the knowledge of the Company, threatened, before any court, arbitrator, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement, the Indemnification and Contribution Agreement or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement or the Indemnification and Contribution Agreement, (iii) that are reasonably likely to be adversely determined and that might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement, the Pooling and Servicing Agreement, the Indemnification and Contribution Agreement or the Certificates or (iv) seeking to affect adversely the federal income tax attributes of the Certificates as described in the Final Prospectus.

        (l) Any taxes, fees and other governmental charges in connection with the execution and delivery of this Agreement, the Pooling and Servicing Agreement and the Indemnification and Contribution Agreement or the execution, delivery and sale of the Certificates have been or will be paid on or prior to the Closing Date.

        (m) Immediately prior to the assignment of the Mortgage Loans to the Trustee as contemplated by the Pooling and Servicing Agreement, the Company
     (i) had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, mortgage, lien, security interest or other encumbrance (collectively, "Liens"), (ii) had not assigned to any person
                                 -----
     any of its right, title or interest in such Mortgage Loans or in the Pooling and Servicing Agreement and (iii) will have the power and authority to sell such Mortgage Loans to the Trustee, and upon the execution and delivery of the Pooling and Servicing Agreement by the Trustee, the Trustee will have acquired all of the Company's right, title and interest in and to the Mortgage Loans.

        (n) Neither the Company nor the Trust Fund is, and neither the issuance and sale of the Certificates nor the activities of the Trust Fund pursuant to the Pooling and Servicing Agreement will cause the Company or the Trust Fund to be, an "investment company" or under the control of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").
                      ----------------------

   2.   Purchase and Sale.  Subject to the terms and conditions and in reliance
        -----------------
upon the representations and warranties set forth herein, the Company agrees to sell the Designated Certificates to you, and you agree to purchase the Designated Certificates from the Company, for the purchase price previously agreed between us, before deducting expenses payable by the Company estimated at $400,000.

   3.   Delivery and Payment.  Delivery of and payment for the Designated
        --------------------
Certificates shall be made at the office of Dewey Ballantine prior to 12:00 p.m., Eastern Standard Time, on the date specified in Schedule I hereto (or such later date not later than seven business days after such specified date as you shall designate), which date and time may be changed by agreement between you and the Company or as provided herein (such date and time of delivery and payment for the Designated Certificates being herein called the "Closing Date").
                                                                 ------------
Delivery of the Designated Certificates shall be made to you against payment by you of the purchase price therefor in immediately available funds wired to such bank as may be designated by the Company, or such other manner of payment as may be agreed upon by the Company and you. The Designated Certificates to be so delivered shall be in definitive fully registered form, unless otherwise agreed, in such denominations and registered in such names as you may have requested in writing not less than two full business days in advance of the Closing Date.

   The Company agrees to have the Designated Certificates available for inspection, checking and packaging by you at the offices of Dewey Ballantine, not later than 4:00 p.m. on the business day prior to the Closing Date.

   4.   Offering of the Designated Certificates.  It is understood that you
        ---------------------------------------
propose to offer the Designated Certificates for sale to the public as set forth in the Final Prospectus.

   5.  Covenants of the Company.  The Company covenants and agrees with you
       ------------------------
that:

        (a) The Company will prepare a supplement to the Basic Prospectus setting forth the amount of Designated Certificates covered thereby and the terms thereof not otherwise specified in the Basic Prospectus, the expected proceeds to the Company from the sale of such Designated Certificates, and such other information as you and the Company may deem appropriate in connection with the offering of such Designated Certificates. The Company promptly will advise you or your counsel (i) when the Final Prospectus shall have been filed or transmitted to the Commission for filing pursuant to Rule 424, (ii) when any amendment to the Registration Statement shall have become effective or any further supplement to the Prospectus shall have been filed with the Commission, (iii) of any proposal or request to amend or supplement the Registration Statement, the Basic Prospectus or the Final Prospectus or any request by the Commission for any additional information, (iv) when notice is received from the Commission that any post-effective amendment to the Registration Statement has become or will become effective, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or post-effective amendment thereto or the institution or threatening of any proceeding for that purpose, (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Designated Certificates for sale in any jurisdiction or the institution or threatening of any proceeding for that purpose, and (vii) of the occurrence of any event that would cause the Registration Statement, as then in effect, to contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that would cause the Final Prospectus, as then in effect, to contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if issued, to obtain as soon as possible the withdrawal thereof. The Company will cause the Final Prospectus to be transmitted to the Commission for filing pursuant to Rule 424 under the 1933 Act or will cause the Final Prospectus to be filed with the Commission pursuant to said Rule 424.

        (b) If, at any time when a prospectus relating to the Designated Certificates is required to be delivered under the 1933 Act, any event occurs as a result of which the Final Prospectus, as then amended or supplemented, would contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the 1933 Act or the rules and regulations thereunder, the Company promptly will prepare and file with the Commission, at the expense of the Company, subject to paragraph (a) of this Section 5, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment to the Registration Statement, the Company will use its best efforts to cause such amendment to the Registration Statement to be made effective as soon as possible.

        (c) The Company will furnish to you and your counsel, without charge, signed copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date, and so long as delivery of a prospectus by you may be required by the 1933 Act, as many copies of any Final Prospectus and any amendments and supplements thereto as you may reasonably request.

        (d) The Company agrees that, so long as the Certificates shall be outstanding, it will deliver to you the annual statement as to compliance delivered to the Trustee pursuant to Section 3.09 of the Pooling and Servicing Agreement and the annual statement of a firm of independent public accountants delivered to the Trustee pursuant to Section 3.10 of the Pooling and Servicing Agreement, as soon as such statements are furnished to the Company.

        (e) The Company will furnish such information, execute such instruments and take such action, if any, as may be required to qualify the Designated Certificates for sale under the laws of such jurisdictions as you may designate and will maintain such qualifications in effect so long as required for the distribution of the Designated Certificates; provided,
                                                                   --------
     however, that the Company shall not be required to qualify to do business
     -------
     in any jurisdiction where it is not now qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now subject to such service of process.

        (f) The Company will pay all costs and expenses in connection with the transactions herein contemplated, including, but not limited to, the fees and disbursements of its counsel; the costs and expenses of printing (or otherwise reproducing) and delivering the Pooling and Servicing Agreement and the Certificates; the fees, costs and expenses of the Trustee (to the extent permitted under the Pooling and Servicing Agreement, and except to the extent that another party is obligated to pay such amounts thereunder); the fees and disbursements of accountants for the Company; the costs and expenses in connection with the qualification or exemption of the Designated Certificates under state securities or "blue sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any blue sky survey and in connection with any determination of the eligibility of the Designated Certificates for investment by institutional investors and the preparation of any legal investment survey; the expenses of printing any such blue sky survey and legal investment survey; the cost and expenses in connection with the preparation, printing and filing of the Registration Statement (including exhibits thereto), the Basic Prospectus, the Final Prospectus, the preparation and production of this Agreement and the delivery to you of such copies of each Final Prospectus as you may reasonably request; and the fees of rating agencies.

        (g) The Company will enter into the Pooling and Servicing Agreement and the Indemnification and Contribution Agreement on or prior to the Closing Date.

   6.   Conditions to the Purchase of the Designated Certificates.  Your
        ---------------------------------------------------------
obligation hereunder to purchase the Designated Certificates shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

        (a) The Registration Statement shall have become effective and no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and not withdrawn and no proceedings for that purpose shall have been instituted or threatened; and the Final Prospectus shall have been filed or transmitted for filing with the Commission in accordance with Rule 424 under the 1933 Act.

        (b) The Company shall have delivered to you a certificate of the Company, signed by the President or a vice president of the Company and dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Final Prospectus and this Agreement and that: (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date, (ii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened, and (iv) nothing has come to the attention of the signer that would lead the signer to believe that the Final Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (c) You shall have received from Dewey Ballantine, your counsel and counsel for the Company, a favorable opinion, dated the Closing Date, to the effect that:

                    (i) The Registration Statement has become effective under the 1933 Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn, no proceedings for that purpose have been instituted or threatened and not terminated; and the Registration Statement and the Final Prospectus, as of their respective effective or issue dates (other than the financial and statistical information contained therein, as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the 1933 Act and the rules and regulations thereunder;

                    (ii) To the best knowledge of such counsel, there are no material contracts, indentures or other documents of a character required to be described or referred to in the Registration Statement or the Final Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto;

                    (iii) This Agreement has been duly authorized, executed and delivered by the Company;

                    (iv) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law;

                    (v) The Indemnification and Contribution Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, except insofar as the indemnification provisions therein may be limited by applicable law;

                    (vi) The direction by the Company to the Trustee to execute, authenticate and deliver the Designated Certificates has been duly authorized by the Company, and the Designated Certificates, when executed and authenticated in the manner contemplated in the Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement;

                    (vii) The Designated Certificates and the Pooling and Servicing Agreement conform in all material respects to the descriptions thereof contained in the Final Prospectus;

                    (viii) The statements in the Basic Prospectus and the Final Prospectus, as the case may be, under the headings "Certain Federal Income Tax Consequences", "ERISA Considerations" and "Legal Investment", to the extent that they constitute matters of New York or federal law or legal conclusions with respect thereto, have been reviewed by such counsel and constitute a fair and accurate summary with respect to those consequences or aspects that are discussed;

                    (ix) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and neither the Company nor the Trust Fund is required to be registered under the Investment Company Act; and

                    (x) Except as described in the two following sentences, the Trust Fund will not be subject to California income or franchise tax in effect on the date hereof, so long as the Trust Fund complies with any changes in the statutory and regulatory requirements of California law. The Trust Fund may be subject to California income or franchise tax in certain circumstances where federal income tax is also imposed, such as in the case of net income from foreclosure property. In addition, the Trust Fund may be subject to the minimum tax imposed under California Revenue and Taxation Code Sections 23153 and 24872.

          Such counsel shall also state that nothing has come to its attention that would lead it to believe that the Registration Statement (other than the financial and statistical information contained therein, as to which such counsel need not express an opinion), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus (other than (i) the financial and statistical information contained therein or (ii) the information contained in the Prospectus Supplement under the headings "DESCRIPTION OF THE MORTGAGE LOANS" and "SERVICING OF THE MORTGAGE LOANS", as of its date, and on the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) You shall have received from the Vice President and Counsel of the Company or an affiliate of the Company, a favorable opinion, dated the Closing Date, to the effect that:

                    (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has all corporate power and authority necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement, the Pooling and Servicing Agreement and the Indemnification and Contribution Agreement;

                    (ii) To the best knowledge of such counsel, there are no actions, proceedings or investigations pending or threatened against or affecting the Company before or by any court, arbitrator, administrative agency or other governmental authority reasonably likely to be adversely determined that would materially and adversely affect the ability of the Company to carry out the transactions contemplated in this Agreement, the Pooling and Servicing Agreement or the Indemnification and Contribution Agreement;

                    (iii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Company of the transactions contemplated herein, except such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Designated Certificates and except any recordation of the assignments of the Mortgage Loans to the Trustee pursuant to the Pooling and Servicing Agreement that have not yet been completed; and

                    (iv) The Company is not in violation of its certificate of incorporation or by-laws or in default under any agreement, indenture or instrument the effect of which violation or default would be material to the Company, and neither the issuance and sale of the Designated Certificates, nor the execution or delivery of or performance under this Agreement, the Pooling and Servicing Agreement or the Indemnification and Contribution Agreement, nor the consummation of any other of the transactions contemplated herein or therein will conflict with or result in a breach or violation of any term or provision of, or constitute a default (or an event which with the passing of time or notification, or both, would constitute a default) under, the certificate of incorporation or by-laws of the Company, or, to the knowledge of such counsel, any indenture or other agreement or instrument to which the Company or any of its affiliates is a party or by which it or any of them is bound, or any New York or federal statute or regulation applicable to the Company or any of its affiliates or, to the knowledge of such counsel, any order of any New York or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or any of its affiliates.

          With respect to the opinions in (c) and (d) above, such counsel may:
(1) express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement, the Pooling and Servicing Agreement and the Indemnification and Contribution Agreement; (2) assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Company; (3) qualify such opinion only as to the federal laws of the United States of America, the laws of the State of New York and the general corporation law of the State of Delaware; and (4) to the extent necessary, rely as to the laws of states, other than those specified in clause (3), on the opinion of local counsel. Such counsel shall also confirm that you may rely, on and as of the Closing Date, on any opinion or opinions of such counsel submitted to the rating agency or agencies rating the Designated Certificates as if addressed to you and dated the Closing Date.

          (e) You shall have received from KPMG Peat Marwick, certified public accountants, one or more letters, dated the date hereof and satisfactory in form and substance to you and your counsel, to the effect that such accountants have performed certain specified procedures regarding certain information of an accounting, financial or statistical nature set forth in the Prospectus Supplement.

          (f) You shall have received a rating letter assigning a rating on the Class A and S Certificates of "AAA" and "AAAr", respectively, from Standard & Poor's Rating Group and "Aaa" and "Aaar", respectively, from Moody's Investors Service, Inc., which ratings shall not have been withdrawn.

          (g) You shall have received from counsel for the Trustee a favorable opinion, dated the Closing Date, in form and substance satisfactory to you and your counsel, to the effect that the Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Trustee and constitutes a legal, valid, binding and enforceable agreement of the Trustee, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights in general and by general principles of equity regardless of whether enforcement is considered in a proceeding in equity or at law, and as to such other matters as may be agreed upon by you and the Trustee.

          (h) You shall have received from counsel for the Seller a favorable opinion, dated the Closing Date, in form and substance satisfactory to you and your counsel.

          (i) You shall have received from Tobin & Tobin, special counsel for the Seller, a favorable opinion, dated the Closing Date, in form and substance satisfactory to you and your counsel to the effect that each of the Pooling and Servicing Agreement and the Indemnification and Contribution Agreement has been duly authorized, executed and delivered by the Seller and the Transferor and constitutes the legal, valid, binding and enforceable agreement of each of the Seller and the Transferor, subject, as to enforceability, to: (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights in general; (ii) general principles of equity regardless of whether enforcement is considered in a proceeding in equity or at law; and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Pooling and Servicing Agreement and the Indemnification and Contribution Agreement which purport to provide indemnification from securities law liabilities.

          (j) You shall have received such further information, certificates, documents and opinions as you may reasonably have requested not less than three business days prior to the Closing Date.

          (k) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be satisfactory in form and substance to you and your counsel, and you and such counsel shall have received such information, certificates and documents as you or they may have reasonably requested.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, if the Company is in breach of any covenants or agreements contained herein or if any of the opinions and certificates referred to above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to you and your counsel, this Agreement and all your obligations hereunder may be canceled by you at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone or facsimile transmission confirmed in writing.

          7.  Indemnification and Contribution.  The Company agrees with you
              --------------------------------
that:

          (a) The Company will indemnify and hold harmless you and each person who controls you within the meaning of either the 1933 Act or the 1934 Act against any and all losses, claims, damages or liabilities, joint or several, to which you or any of them may become subject under the 1933 Act, the 1934 Act, or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof, or the omission or alleged omission to state in the Registration Statement or any amendment thereof a material fact required to be stated therein or necessary to make the statements therein not misleading, or (y) any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Final Prospectus, or the omission or alleged omission to state in the Basic Prospectus, any or the Final Prospectus or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i)
                                                    --------  -------
     the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company as herein stated by you specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to the Basic Prospectus or any Final Prospectus shall not inure to you (or any person controlling you) from whom the person asserting any such loss, claim, damage or liability purchased the Designated Certificates that are the subject thereof if such person did not receive a copy of the Final Prospectus at or prior to the confirmation of the sale of such Designated Certificates to such person in any case where such delivery is required by the 1933 Act and the untrue statement or omission of a material fact contained in the Basic Prospectus was corrected in the Final Prospectus. This indemnity will be in addition to any liability that the Company may otherwise have.

          (b) You agree to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person, if any, who controls the Company within the meaning of either the 1933 Act or the 1934 Act, to the same extent as the foregoing indemnity from the Company to you, but only with reference to written information furnished to the Company as herein stated by you specifically for use in connection with the preparation of the documents referred to in the foregoing indemnity. This indemnify will be in addition to any liability that you may otherwise have. The Company and you each acknowledge that the statements set forth in the third paragraph under the heading "Underwriting" in the Final Prospectus constitute the only information furnished in writing by you for inclusion in the documents referred to in the foregoing indemnity, and you confirm that such statements are correct.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided,
                                                                   --------
     however, that if the defendants in any such action include both the
     -------
     indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to elect separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by you in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

          (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to an indemnified party under this Section 7, then you and the Company shall contribute to the amount paid or payable by such indemnified party as a result of the aggregate losses, claims, damages and liabilities referred to in paragraph (a) or (b) above, in such proportion to the relative benefit and the relative fault of the indemnifying party; provided that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls you within the meaning of either the 1933 Act or the 1934 Act shall have the same rights to contribution as do you and each person, if any, who controls the Company within the meaning of either the 1933 Act or the 1934 Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

     8.   Termination.
          -----------

          (a) This Agreement shall be subject to termination in your absolute discretion, by notice given to the Company prior to delivery of and payment for the Designated Certificates, if, prior to such time, (i) trading of securities generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York

     State authorities or (iii) there shall have occurred any material outbreak or declaration of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market the Designated Certificates on the terms specified herein.

          (b) If the sale of the Designated Certificates shall not be consummated because any condition to your obligations set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of your default, the Company shall reimburse you for the reasonable fees and expenses of your counsel and for such other out-of-pocket expenses as shall have been incurred by you in connection with this Agreement and the proposed purchase of the Designated Certificates, and upon demand the Company shall pay the full amount thereof to you.

          (c) This Agreement will survive delivery of and payment for the Designated Certificates. The provisions of Section 7 and this Section 8(c) shall survive the termination or cancellation of this Agreement.

     9.   Notices.  All communications hereunder will be in writing and
          -------
effective only on receipt, and, if sent to you, will be mailed, delivered or transmitted by facsimile and confirmed to you at 600 Steamboat Road, Greenwich, Connecticut 06830, attention: Mortgage Finance Department; or, if sent to the Company, will be mailed, delivered or transmitted by facsimile and confirmed to it at 600 Steamboat Road, Greenwich, Connecticut 06830, attention: Mortgage Finance Department.

     10.  Successors.  This Agreement will inure to the benefit of and be
          ----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and their successors and assigns, and no other person will have any right or obligation hereunder.

     11.  Applicable Law; Counterparts.  This Agreement will be governed by and
          ----------------------------
construed in accordance with the laws of the State of New York. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and you.

                              Very truly yours,

                              FINANCIAL ASSET SECURITIES CORP.



                              By:/s/Brian Bernard
                                 ---------------------------
                                 Name: Brian Bernard
                                 Title: Vice President


The foregoing Agreement is hereby
confirmed and accepted as of
the date first above written.

GREENWICH CAPITAL MARKETS INC.



By:/s/Brian Bernard
   ---------------------------
   Name: Brian Bernard
   Title: Vice President



                            [Underwriting Agreement]

                                   SCHEDULE I
                                   ----------

Underwriting Agreement dated December 23, 1996.

As used in this Agreement, the term "Registration Statement" refers to the Registration Statement on Form S-3 (File No. 33-99018) filed on November 6, 1995 and declared effective by the Commission on March 20, 1996.

Closing Date:  December 30, 1996.


--------------------------------------------------------------------------------
Title, Purchase Price and Description of Designated Certificates:

     Financial Asset Securities Corp., Revolving Home Equity Loan Asset-Backed Certificates, Series 1996-1, $125,595,644.60 Class A Variable Pass-Through Rate Certificates and Class S 1% Pass-Through Rate Certificates.

Cut-off Date Principal Balance:  $128,158,821.02

Cut-off Date:  November 30, 1996.



                                      I-1